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GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST
PASS THROUGH CERTIFICATES
SERIES 2000-2
INVESTOR NUMBER 52000032

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Determination Date:         15-Jun-00
Remittance Date A-1         20-Jun-00
Remittance Date A-2         03-Jul-00
Month End Date:             31-May-00

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
(a)      Class A-1 Distribution Amount                                                                1,879,807.47
(b)      Class A-1 Distribution Principal                                                             1,067,023.24
                     Scheduled Payments of Principal                                  193,968.21
                     Partial Prepayments                                             (14,472.70)
                     Scheduled Principal Balance Principal Prepayment in Full         862,830.20
                     Scheduled Principal Balance Liquidated Contracts                  24,697.53
                     Scheduled Principal Balance Repurchases                                0.00
                     Prevous Undistributed Shortfalls                                       0.00
(c)      Class A-1 Interest Distribution                                                                812,784.23
         Class A-1 Interest Shortfall                                                                         0.00
(d)      Class A-1 Remaining Certificate Balance                                                    146,039,397.85

(e)      Class A-2 Distribution Amount                                                                  517,222.22
(f)      Class A-2 Distribution Principal                                                                     0.00
                     Scheduled Payments of Principal                                        0.00
                     Partial Prepayments                                                    0.00
                     Scheduled Principal Balance Principal Prepayment in Full               0.00
                     Scheduled Principal Balance Liquidated Contracts                       0.00
                     Scheduled Principal Balance Repurchases                                0.00
(g)      Class A-2 Interest Distribution                                                                517,222.22
         Class A-2 Interest Shortfall                                                                         0.00
(h)      Class A-2 Remaining Certificate Balance                                                    100,000,000.00

(i)      Class A-1 Pass Through Rate                                                                      6.858800%
         Class A-2 Pass Through Rate                                                                      6.650000%
         Class A-2 Holdover Amount                                                                            0.00

(j)      Senior Monthly Servicing Fee                                                                   205,922.02
         Subordinated Monthly Servicing Fee                                                                   0.00
         Subordinated Monthly Servicing Fees remaining unapid                                                 0.00
         Section 7.05 Legal Fees                                                                              0.00

(k)      Servicing Fees Subordination Event                                                      NO

(l)      Servicer Termination Event                                                              NO

(m)      Delinquency                                                 # of Contracts                Prin. Balance
                                                                     --------------              -----------------
                     a)  Loans 31 to 59 days delinquent                    86                         3,665,251.31
                     b)  Loans 60 to 89 days delinquent                    22                           939,459.73
                     c)  Loans delinquent 90 or more days                   3                           114,249.47
                                                                      -------------              -----------------
                                                                          111                         4,718,960.51
                                                                      =============              =================

(n)      Repurchased Contracts
                     Repurchased Contracts                               Number                  Repurchase Price
                                                                      -------------              -----------------
                     (see attached schedule)        Total Repurchases      0                                  0.00
                                                                      =============              =================

(o)      Repossessions or Foreclosures                                   Number                   Actual Balance
                                                                      -------------              -----------------
                                                    BOP Repossessions       5                          $158,415.04
                                                   Plus Repossessions      11                           339,265.80
                                                           this Month
                                                    Less Liquidations      (1)                         $(24,784.24)
                                                                      -------------              -----------------
                                                    EOP Repossessions      15                          $472,896.60
                                                                      =============              =================

(p)      Enhancement Payment                                                                                  0.00

(q)      Monthly Advance                                                                                      0.00
(r)      Outstanding Amount Advanced                                                                          0.00

(r)      Deposit to Special Account                                                                           0.00

(s)      Amount Distributed to Class R Certificateholders                                               365,400.62

(t)      Previous Period Net Weighted Average Contract                                                        9.64%
         Rate
         Current Period Net Weighted Average Contract                                                         9.63%
         Rate

(u)      Number of Manufactured Homes currently held due to repossession                                        15
         Principal balance of Manufactured Homes currently held                                         472,896.60

(v)      Pool Principal Balance Percentage                                                               98.377877%

(w)      Aggregate Deficiency Amounts                                                                         0.00
         Servicer Deficiency Amounts received                                                                 0.00

(x)      Additional Items

(y)      Class A-1 Net Funds Carryover Amount                                                                 0.00
         Class A-2 Net Funds Carryover Amount                                                                 0.00

(z)      Deposit into the Certificate Account from the 2000-1 Reserve Account                                 0.00
         Class A-2 Net Funds Carryover Amount                                                                 0.00

(aa)     Cumulative Realized Losses                                                                      14,581.95
         Current Realized Loss Ratio                                                                         0.064%

(bb)     Draw Amount under the LOC                                                                            0.00
         Undrawn LOC Amount                                                                          51,645,242.01
         Letter of Credit Amount                                                                     51,645,242.01
         Amounts due LOC Provider for reimbursement of previous draws                                         0.00

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